EXHIBIT 10.02

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "AGREEMENT") is made and entered into effective as of December 14, 2005, by and between NANOSCIENCE TECHNOLOGIES, INC. (the "COMPANY") and CORNELL CAPITAL PARTNERS, LP (the "INVESTOR").

                                    RECITALS:

      WHEREAS, the Company and the Investor entered into (i) a Standby Equity Distribution Agreement (the "STANDBY EQUITY DISTRIBUTION AGREEMENT"); (ii) a Registration Rights Agreement (the "REGISTRATION RIGHTS Agreement"); an Escrow Agreement (the "ESCROW AGREEMENT"); and (iii) a Placement Agent Agreement (the "PLACEMENT AGENT AGREEMENT") with ; all of which are dated December 13, 2004 (collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, Placement Agent Agreement and the Compensation Debenture are referred to as the "TRANSACTION DOCUMENTS."

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. TERMINATION. Each of the parties to this Agreement hereby terminates the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

      2.    FEES. The Investor shall retain any and all fees set forth in
            Section 12 of the Standby Equity Distribution Agreement, which have previously been paid. The Investor shall retain the portion of the commitment fee consisting of One Hundred Twenty Five Thousand (125,000) shares of common stock of the Company, which shall have "piggy-back" registration rights.

      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

NANOSCIENCE TECHNOLOGIES, INC.                     CORNELL CAPITAL PARTNERS, LP

By:      /s/ David Rector                          By: Yorkville Advisors, LLC
   --------------------------------------          Its: General Partner
Name:    David Rector
Title:   Secretary, Chief Operating Officer

                                                   By: /s/ Mark A. Angelo
                                                       -------------------------
                                                   Name:  Mark A. Angelo
                                                   Title: Portfolio Manager